                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 28, 2002
                                                         ----------------


                               ZANY BRAINY, INC.
                               -----------------
                 (Exact Name of Registrant Specified in Charter)

       PENNSYLVANIA                   0-26185                   23-2663337
       -------------                  -------                   ----------
      (State or Other             (Commission File           (I.R.S. Employer
      Jurisdiction of                  Number)              Identification No.)
       Incorporation)



                           2520 Renaissance Boulevard
                       King of Prussia, Pennsylvania 19406
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (610) 278-7800
                                                           ---------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.        OTHER EVENTS.

         Attached to this Form 8-K as exhibits 99.1 and 99.2, respectively, are Management's Discussion and Analysis of Financial Condition and Results of Operations and our related condensed consolidated financial statements for the six-month period ended August 4, 2001.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

Exhibit No.                Exhibit
-----------                -------
99.1                       Management's Discussion and Analysis of Financial
                           Condition and Results of Operations for Zany Brainy,
                           Inc. and its subsidiaries for the six-month period
                           ended August 4, 2001.

99.2                       Condensed Consolidated Financial Statements of Zany
                           Brainy, Inc. and its subsidiaries for the-six month period ended August 4, 2001.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ZANY BRAINY, INC.


Date: January 28, 2002                       By: /s/ John V. Reilly
 ---------------                                 ------------------------------
                                                  John V. Reilly
                                                  President



                                       3
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                                  EXHIBIT INDEX

Exhibit No.                Exhibit
-----------                -------
99.1                       Management's Discussion and Analysis of Financial
                           Condition and Results of Operations for Zany Brainy,
                           Inc. for the six-month period ended August 4, 2001.

99.2                       Condensed Consolidated Financial Statements of Zany
                           Brainy, Inc. and its subsidiaries for the six-month period ended August 4, 2001.



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